EX-16.16.a

POWER OF ATTORNEY

WHEREAS, NATIONWIDE VARIABLE INSURANCE TRUST, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN R. RIMES, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, into the NVIT Mellon Dynamic U.S. Equity Income Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 10th day of June 2020.

/s/ Charles E. Allen Charles E. Allen, Trustee

POWER OF ATTORNEY

WHEREAS, NATIONWIDE VARIABLE INSURANCE TRUST, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN R. RIMES, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, into the NVIT Mellon Dynamic U.S. Equity Income Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name as of this 10th day of June 2020.

/s/ Barbara I. Jacobs Barbara I. Jacobs, Trustee

POWER OF ATTORNEY

WHEREAS, NATIONWIDE VARIABLE INSURANCE TRUST, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN R. RIMES, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, into the NVIT Mellon Dynamic U.S. Equity Income Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name as of this 10th day of June 2020.

/s/ Paula H.J. Cholmondeley Paula H.J. Cholmondeley, Trustee

POWER OF ATTORNEY

WHEREAS, NATIONWIDE VARIABLE INSURANCE TRUST, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicted beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN R. RIMES, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, into the NVIT Mellon Dynamic U.S. Equity Income Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person with respect to the foregoing, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name as of this 10th day of June 2020.

/s/ Phyllis Kay Dryden Phyllis Kay Dryden, Trustee

POWER OF ATTORNEY

WHEREAS, NATIONWIDE VARIABLE INSURANCE TRUST, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN R. RIMES, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, into the NVIT Mellon Dynamic U.S. Equity Income Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 10th day of June 2020.

/s/ Douglas F. Kridler Douglas F. Kridler, Trustee

POWER OF ATTORNEY

WHEREAS, NATIONWIDE VARIABLE INSURANCE TRUST, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN R. RIMES, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, into the NVIT Mellon Dynamic U.S. Equity Income Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 10th day of June 2020.

/s/ David C. Wetmore David C. Wetmore, Trustee

POWER OF ATTORNEY

WHEREAS, NATIONWIDE VARIABLE INSURANCE TRUST, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN R. RIMES, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, into the NVIT Mellon Dynamic U.S. Equity Income Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 10th day of June 2020.

/s/ Keith F. Karlawish Keith F. Karlawish, Trustee

POWER OF ATTORNEY

WHEREAS, NATIONWIDE VARIABLE INSURANCE TRUST, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN R. RIMES, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, into the NVIT Mellon Dynamic U.S. Equity Income Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name as of this 10th day of June 2020.

/s/ M. Diane Koken M. Diane Koken, Trustee

POWER OF ATTORNEY

WHEREAS, NATIONWIDE VARIABLE INSURANCE TRUST, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is a Trustee of the Trust, as indicated beside her name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN R. RIMES, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, her attorney, with full power of substitution and re-substitution, for and in her name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, into the NVIT Mellon Dynamic U.S. Equity Income Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set her name as of this 10th day of June 2020.

/s/ Carol A. Kosel Carol A. Kosel, Trustee

POWER OF ATTORNEY

WHEREAS, NATIONWIDE VARIABLE INSURANCE TRUST, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is an Officer of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN R. RIMES, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, into the NVIT Mellon Dynamic U.S. Equity Income Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 10th day of June 2020.

Principal Executive Officer /s/ Michael S. Spangler Michael S. Spangler, President and Chief Executive Officer

POWER OF ATTORNEY

WHEREAS, NATIONWIDE VARIABLE INSURANCE TRUST, a Delaware statutory trust (the “Trust”), has filed or will file with the U.S. Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), a registration statement with respect to the issuance and sale of shares of the Trust; and

WHEREAS, the undersigned is an Officer of the Trust, as indicated beside his name;

NOW, THEREFORE, the undersigned hereby constitutes and appoints STEPHEN R. RIMES, ALLAN J. OSTER and KATHERINE D. GIBSON, and each of them with power to act without the others, his attorney, with full power of substitution and re-substitution, for and in his name, place and stead, in any and all capacities, to approve and sign such Registration Statements of the Trust on Form N-14 under the Securities Act and the Investment Company Act as it relates to the reorganization of the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, into the NVIT Mellon Dynamic U.S. Equity Income Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has herewith set his name as of this 10th day of June 2020.

Principal Accounting & Financial Officer /s/ Joseph Finelli Joseph Finelli, Treasurer and Chief Financial Officer